Exhibit 24.1



                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, constitutes and appoints Zoe Baird, Thomas J. Calvocoressi, and William J. Casazza, and each of them, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Aetna Inc. to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement, and any amendments to such registration statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, to sign any and all applications, registration statements, notices or other documents necessary or advisable to comply with applicable state securities laws, and to file the same, together with other documents in connection therewith with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

               WITNESS our hands on this 19th day of July, 1996.



/s/ Ronald E. Compton                          /s/ Michael H. Jordan
- ------------------------------------------     -------------------------------
Ronald E. Compton, Chairman, President         Michael H. Jordan
and Director (Principal Executive Officer)     Director



/s/ William H. Donaldson                       /s/ Jack D. Kuehler
- ------------------------------------------     -------------------------------
William H. Donaldson                           Jack D. Kuehler
Director                                       Director



/s/ Barbara Hackman Franklin                   /s/ Frank R. O'Keefe, Jr.
- ------------------------------------------     -------------------------------
Barbara Hackman Franklin                       Frank R. O'Keefe, Jr.
Director                                       Director





/s/ Earl G. Graves                             /s/ Judith Rodin
- ------------------------------------------     -------------------------------
Earl G. Graves                                 Judith Rodin
Director                                       Director



/s/ Gerald Greenwald                           /s/ Richard L. Huber
- ------------------------------------------     -------------------------------
Gerald Greenwald                               Richard L. Huber, Vice Chairman
Director                                       for Strategy
                                               and Finance (Principal
                                               Financial Officer)



/s/ Ellen M. Hancock                           /s/ Robert J. Price
- ------------------------------------------     -------------------------------
Ellen M. Hancock                               Robert J. Price, Vice President
Director                                       and Corporate
                                               Controller (Principal
                                               Accounting Officer)